Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The accompany unaudited pro forma condensed consolidated balance sheet for Harrow Health, Inc. and subsidiaries (the “Company”) as of September 30, 2022 gives effect to the following transactions:

(i) the cash received by the Company in connection with the Company’s sale and divestment of its non-ophthalmology related compounding revenue line and related intangible assets, and the net gain on sale;

(ii) the proceeds from the sale of 2,376,426 shares of the Company’s common stock, at a price of $10.52 per share, after deducting underwriting discounts and commissions, the structuring and commitment fees, and estimated offering expenses payable by the Company, which sale closed on December 16, 2022;

(iii) the sale of $35,000,000 aggregate principal amount of 11.875% Senior Notes due 2027, after deducting underwriting discounts and commissions, the structuring and commitment fees, and estimated offering expenses payable by the Company; and

(iv) the proceeds of $65,000,000 from a Senior Secured Loan facility which is committed to be provided to the Company, after deducting underwriting discounts and commissions, the structuring and commitment fees, original issue discount and estimated offering expenses payable by the Company.

The accompanying unaudited pro forma condensed consolidated balance sheet reflects the transactions described above as if such events occurred on September 30, 2022.

The unaudited pro forma condensed consolidated balance sheet has been prepared under U.S. GAAP. The adjustments necessary to fairly present the unaudited pro forma condensed consolidated balance sheet have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed consolidated balance sheet.

The unaudited pro forma condensed consolidated balance sheet is for illustrative purposes only and does not purport to represent what our financial position would have been had the events noted above in fact occurred on the assumed date. Accordingly, the unaudited pro forma condensed consolidated balance sheet should not be used to project our financial position on any future date.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the accompanying notes and the consolidated financial statements and notes thereto of the Company included in our filings with the Securities and Exchange Commission.

HARROW HEALTH, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2022

	Historical			Pro Forma
	September 30,	Pro Forma		September 30,
	2022	Adjustments	Notes	2022
ASSETS
Current assets
Cash and cash equivalents	$44,959,000	$119,700,000	(a) (b) (c) (d)	$164,659,000
Investment in Eton Pharmaceuticals	4,162,000			4,162,000
Accounts receivable, net	6,743,000			6,743,000
Inventories	5,283,000			5,283,000
Prepaid expenses and other current assets	2,927,000			2,927,000
Total current assets	64,074,000	119,700,000		183,774,000
Property, plant and equipment, net	3,291,000			3,291,000
Capitalized software costs, net	1,878,000			1,878,000
Operating lease right-of-use assets	7,688,000			7,688,000
Intangible assets, net	19,632,000	(686,000)	(a)	18,946,000
Investment in Melt Pharmaceuticals	2,097,000			2,097,000
Goodwill	332,000			332,000
TOTAL ASSETS	98,992,000	119,014,000		218,006,000
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$14,112,000			$14,112,000
Accrued payroll and related liabilities	3,441,000			3,441,000
Deferred revenue and customer deposits	115,000			115,000
Current portion of loans payable, net of unamortized discount	-	1,479,000	(d)	1,479,000
Current portion of operating lease obligations	703,000			703,000
Total current liabilities	18,371,000	1,479,000		19,850,000
Operating lease obligations, net of current portion	7,520,000			7,520,000
Loans payable, net of current portion and unamortized debt discount	72,239,000	89,621,000	(c) (d)	161,860,000
TOTAL LIABILITIES	98,130,000	91,100,000		189,230,000
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized, 27,074,307 issued and outstanding, actual; 29,450,733 shares issued and outstanding, pro forma	27,000	2,000	(b)	29,000
Additional paid-in capital	111,738,000	22,598,000	(b)	134,336,000
Accumulated deficit	(110,548,000)	5,314,000	(a)	(105,234,000)
TOTAL HARROW HEALTH STOCKHOLDERS’ EQUITY	1,217,000	27,914,000		29,131,000
Noncontrolling interests	(355,000)			(355,000)
TOTAL STOCKHOLDERS’ EQUITY	862,000	27,914,000		28,776,100
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$98,992,000	119,014,000		$218,006,000

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

HARROW HEALTH, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2022 is based on the historical consolidated balance sheet of Harrow Health, Inc. and subsidiaries (the “Company”) as of September 30, 2022, after giving effect to: (i) the cash received by the Company in connection with the Company’s sale and divestment of its non-ophthalmology related compounding revenue line and related intangible assets, and the net gain on sale; (ii) the net proceeds received from the sale of 2,376,426 shares of the Company’s common stock, at a price of $10.52 per share, after deducting underwriting discounts and commissions, the structuring and commitment fees, and estimated offering expenses payable by the Company, which sale closed on December 16, 2022; (iii) the sale of $35,000,000 aggregate principal amount of 11.875% Senior Notes due 2027, after deducting underwriting discounts and commissions, the structuring and commitment fees, and estimated offering expenses payable by the Company; and (iv) the proceeds of $65,000,000 from a Senior Secured Loan facility which is committed to be provided to the Company, after deducting underwriting discounts and commissions, the structuring and commitment fees, original issue discount, and estimated offering expenses payable by the Company (collectively, the “Recent Transactions”), and the assumptions, reclassifications and adjustments described in these notes to the unaudited pro forma condensed consolidated balance sheet.

Significant assumptions and estimates have been made in determining the costs and net proceeds from the Recent Transactions in the unaudited pro forma condensed consolidated balance sheet. These preliminary estimates and assumptions are subject to change as the Company finalizes the calculations related to the Recent Transactions. These changes could result in material variances between the Company’s future consolidated financial position and the amounts presented in the unaudited pro forma condensed consolidated balance sheet, including variances in values recorded, as well as expenses and cash flows associated with these items.

Accounting Period Presented

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2022 is presented as if the Recent Transactions occurred on September 30, 2022.

NOTE 2. PRO FORMA AND RECLASSIFICATION ADJUSTMENTS

Pro forma adjustments are made to reflect the estimated amounts related to the Recent Transactions. The following describes the pro forma adjustments related to the Recent Transactions made in the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2022, giving effect to the Recent Transactions as if they had occurred on September 30, 2022:

(a)	To reflect the cash received ($6,000,000) by the Company in connection with the Company’s sale and divestment of its non-ophthalmology related compounding revenue line and the adjustment to remove the unamortized balance of the related intangible assets ($686,000) resulting in a net gain of $5,314,000;

(b)	To reflect the net cash proceeds ($22,600,000) from the sale of 2,376,426 shares of the Company’s common stock, at a price of $10.52 per share, after deducting underwriting discounts and commissions, the structuring and commitment fees, and estimated offering expenses payable by the Company ($2,400,000), which sale closed on December 16, 2022;

(c)	To reflect the net cash proceeds ($31,950,000) from the sale of $35,000,000 aggregate principal amount of 11.875% Senior Notes due 2027, after deducting underwriting discounts and commissions, the structuring and commitment fees, and estimated offering expenses payable by the Company ($3,050,000).

(d)	To reflect the net cash proceeds ($59,150,000) from a $65,000,000 Senior Secured Loan facility which is committed to be provided to the Company, after deducting underwriting discounts and commissions, the structuring and commitment fees, original issue discount and estimated offering expenses payable by the Company ($5,850,000), with a current portion, net of unamortized discounts, of $1,479,000.